 DELAWARE GROUP® CASH RESERVE
Delaware Cash Reserve® Fund (the “Fund”)

Supplement to the Fund’s Prospectuses dated July 29, 2009

The changes described immediately below will become effective 60 days after the date of this Supplement.

The following information replaces the first paragraph in the section entitled, “How we manage the Fund – Our investment strategies.”

We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, and short-term debt instruments of banks and corporations. We may also invest in securities issued by colleges, universities, endowments and tax-free municipal money market securities issued by states, U.S. territories and possessions, and the District of Columbia, as well as their political subdivisions and other entities.

The following information is added to the section entitled "How we manage the Fund – The securities in which the Fund typically invests."

General obligation bonds

General obligation bonds are municipal bonds on which the payment of principal and interest is secured by the issuer’s pledge of its full faith, credit, and taxing power.

How the Fund uses them: The Fund may invest in general obligation bonds rated in one of the two highest rating categories, with a remaining maturity of 397 days or less.

Revenue bonds

Revenue bonds are municipal bonds on which principal and interest payments are made from revenues derived from a particular facility or class of facilities.

How the Fund uses them: The Fund may invest in revenue obligation bonds rated in one of the two highest rating categories, with a remaining maturity of 397 days or less.

Tax-free commercial paper

Short-term debt obligations with maturities ranging from 1 to 270 days issued by companies.

How the Fund uses it: The Fund may invest in tax-free commercial paper rated in one of the two highest rating categories, with a remaining maturity of 397 days or less.

The following information replaces “Corporate commercial paper and other corporate obligations” in the section entitled, “How we manage the Fund – Our investment strategies.”

Corporate commercial paper and other corporate obligations

Corporate commercial paper and other corporate obligations are short-term debt obligations with maturities ranging from 1 to 270 days, issued by companies, colleges, universities and endowments.

How the Fund uses them: The Fund may invest in commercial paper and other corporate obligations rated in one of the two highest ratings categories by at least two NRSROs. The purchase of a security that does not possess those ratings must be approved or ratified by the Board in accordance with the maturity, quality, and diversification conditions with which taxable money market funds must comply.

Please keep this supplement for future reference.

This Supplement is dated December 3, 2009.